EXHIBIT 10.29
AMENDMENT NUMBER FIVE TO THE
GENUINE PARTS COMPANY
TAX-DEFERRED SAVINGS PLAN
     This Amendment to the Genuine Parts Company Tax-Deferred Savings Plan is adopted by Genuine Parts Company (the “Company”), effective as of the date set forth herein.
W I T N E S S E T H:
     WHEREAS, the Company maintains The Genuine Parts Company Tax-Deferred Savings Plan (the “Plan”), and such Plan is currently in effect;
     WHEREAS, the Company desires to amend the Plan; and
     WHEREAS, pursuant to Section 7.01 of the Plan, the Company has reserved the right to amend the Plan through action of the Committee;
     NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:
1.
     Effective January 1, 2006, Section 3.01(b) is deleted in its entirety and a new Section 3.01(b) is hereby substituted in lieu thereof as follows:
“(b)	Completion of Election Form. A Key Employee may participate in the Plan after delivering a properly completed and signed Election Form to the Committee. The Election Form shall be signed and delivered to the Committee no later than the date that is six months before the end of the performance period, provided that in no event may such Election Form be made after such Bonus has become both substantially certain to be paid and readily ascertainable. The Key Employee’s participation in the Plan will be retroactively effective as of the first day of the calendar year during the Committee receives the Key Employee’s Election Form.”
2.
     Effective January 1, 2005, Section 3.01(d) is deleted in its entirety and a new Section 3.01(d) is hereby substituted in lieu thereof as follows:
“(d)	Voluntary Termination of Election Form. A Participant may not terminate his or her Election Form. Such Election Form shall be irrevocable. Notwithstanding the above provisions, a Participant shall have the right to terminate his or her Election Form for the calendar year 2005; provided that such termination is made prior to December 31, 2005 and the amounts subject to the termination are includible in the income of the Participant in the taxable year in which the amounts are deemed “earned and vested” under Treas. Reg. §1.409A-6(a)(2). ”

3.
       Effective January 1, 2006, Section 3.01(e) is deleted in its entirety and a new Section 3.01(e) is hereby substituted in lieu thereof as follows:
“(e)	Continuation of Election Form. An Election Form shall be irrevocable. However, a Participant shall have the right to execute a new Election Form to defer future Bonus attributable to the Participant’s employment for any subsequent calendar year. Such new Election Form shall be effective no later than the date that is six months before the end of the performance period. If the Participant fails to execute a new Election Form prior to such date, the Participant’s Election Form in effect during the previous calendar year shall continue in effect during the new calendar year and become irrevocable no later than the date that is six months before the end of the performance period.”
4.
       Effective January 1, 2005, Section 4.03(a) is deleted in its entirety and a new Section 4.03(a) is hereby substituted in lieu thereof as follows:
“(a)	Payment Election. Payment of Plan benefits shall commence on the date the Participant selects on the Election Form. Any date selected by the Participant must be at least two calendar years following the date the Bonus would ordinarily be paid. Notwithstanding the above provisions, a Participant’s Account shall commence to be distributed on the first day of the seventh month following the Participant’s Termination of Service with the Company. For example, if a Participant has a Termination of Service on January 12, payment of plan benefits shall commence on August 1 (the first day of the seventh month following January 12).”
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     Except as amended herein, the Plan shall remain in full force and effect.
     IN WITNESS WHEREOF, the Pension and Benefits Committee has caused this Amendment to the Plan to be effective as of the date the Amendment is executed below.

PENSION AND BENEFITS COMMITTEE

By:

Name

Title

Date:

Attest:

By:

Date:

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